Exhibit 10.23

2015 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name: Donald R. Young	Date: February 12, 2015

The outline below describes your participation for the 2015 Fiscal Year in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”). This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you. References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined the Plan.

1.	Designation: Corporate Participant

2.	Target Award: 75% of base salary or $432,000.00 [revised to 90% on 3/11/2015 by the Board]

3.	Performance Period: 2015 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $117.0 million

•	EBITDA Goal: $ 10.0 million

5.	Allocation of Target Award to Goals

•	25% or $108,000.00 based on Company Revenue Goal

•	75% or $324,000.00 based on EBITDA Goal

6.	Thresholds

•	Revenue > $107M for the Company Revenue Goal (“Revenue Goal Threshold”)

•	EBITDA > $7.0M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

•	Payments under this Participation Letter shall not exceed an amount equal to 225% of the Target Award. No bonus will be paid for amounts above this cap.

7.	MBO

•	Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced by 25%, if, prior to December 31, 2015, Aspen Aerogels, Inc. or an affiliate thereof has not consummated a Board approved acquisition (or other reasonably appropriate control) of a site for Plant 2. Board approval of the site acquisition would imply that management has developed a comprehensive plan for (i) financing all or substantially all of the acquisition and construction costs for Plant 2 which management and the Board believes has a reasonable chance of being consummated on a timely basis, and (ii) the supply of essential raw materials and utilities for the operation of Plant 2.

8.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $ 10,800.00 per $1M

EBTIDA Goal:                    $108,000.00 per $1M

9.	Examples

•	Revenue of $103M and EBITDA of $6.5M, MBO Goal Achieved:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $120M and EBITDA of $11.0M, MBO Goal Achieved:

Revenue exceeds Target by $3.0M

Payout of Target Award plus 3.0 * $10,800.00

= $108,000.00 + $32,400.00

= $140,400.00

EBITDA exceeds Target by $ 1.0M

Payout of Target Award plus 1.0 * $108,000.00

= $324,000.00 + $108,000.00

= $432,000.00

Total Payout:

(Revenue Payout + EBITDA Payout) * MBO Factor

= ($140,400.00 + $432,000.00) * 100%

= $572,400.00

•	Revenue of $112.320M and EBITDA of $7.5M, MBO Goal Not Achieved:

Revenue exceeds Threshold by $5.32M

Payout of Target Award * $5.32M/($117.0M-$107.0M)

= $108,000.00 * 0.532

= $57,456.00

EBITDA exceeds Threshold by $0.5M

Payout of Target Award * $0.5M/($10.0M-$7.0M)

=$324,000.00 * 0.16667

= $54,001.08

Total Payout:

(Revenue Payout + EBITDA Payout) * MBO Factor

= ($57,456.00 + $54,001.08) * .75

= $83,592.81

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2015.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ Donald R. Young	Dated: 2-24-2015

2015 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name: Corby Whitaker	Date: February 12, 2015

The outline below describes your participation for the 2015 Fiscal Year in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”). This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you. References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined the Plan.

1.	Designation: Corporate Participant

2.	Target Award: 50% of base salary or $145,874.00

3.	Performance Period: 2015 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $117.0 million

•	EBITDA Goal: $ 10.0 million

5.	Allocation of Target Award to Goals

•	25% or $36,468.50 based on Company Revenue Goal
•	75% or $109,405.50 based on EBITDA Goal

6.	Thresholds

•	Revenue > $107M for the Company Revenue Goal (“Revenue Goal Threshold”)

•	EBITDA > $7.0M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

•	Payments under this Participation Letter shall not exceed an amount equal to 225% of the Target Award. No bonus will be paid for amounts above this cap.

7.	MBO

•

Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced by 25%, if, prior to December 31, 2015, Aspen Aerogels, Inc. or an affiliate thereof has not consummated a Board approved acquisition (or other reasonably appropriate control) of a site for Plant 2. Board approval of the site acquisition would imply that management has developed a comprehensive plan for (i) financing all or substantially all of the acquisition and construction costs for Plant 2 which management and the Board believes has a reasonable chance of being consummated on a timely basis, and (ii) the supply of essential raw materials and utilities for the operation of Plant 2.

8.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $3,646.85 per $1M

EBTIDA Goal:                    $36,468.50 per $1M

9.	Examples

•	Revenue of $103M and EBITDA of $6.5M, MBO Goal Achieved:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $120M and EBITDA of $11.0M, MBO Goal Achieved:

Revenue exceeds Target by $3.0M

Payout of Target Award plus 3.0 * $3,646.85

= $36,468.50 + $10,940.55

= $47,409.05

EBITDA exceeds Target by $ 1.0M

Payout of Target Award plus 1.0 * $36,468.50

= $109,405.50 + $36,468.50

= $145,874.00

Total Payout:

Revenue Payout + EBITDA Payout * MBO Factor

= ($47,409.05 + $145,874.00) * 100%

= $193,283.05

•	Revenue of $112.320M and EBITDA of $7.5M, MBO Goal Not Achieved:

Revenue exceeds Threshold by $5.32M

Payout of Target Award * $5.32M/($117.0M-$107.0M)

= $36,468.50 * 0.532

= $19,401.24

EBITDA exceeds Threshold by $0.5M

Payout of Target Award * $0.5M/($10.0M-$7.0M)

=$109,405.50 * 0.16667

= $18,234.61

Total Payout:

(Revenue Payout + EBITDA Payout) * MBO Factor

= ($19,401.24+ $18,234.61) * .75

= $28,226.89

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2015.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ Corby Whitaker	Dated: 2-13-2015

2015 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name: John Fairbanks	Date: February 12, 2015

The outline below describes your participation for the 2015 Fiscal Year in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”). This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you. References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined the Plan.

1.	Designation: Corporate Participant

2.	Target Award: 35% of base salary or $96,290.95

3.	Performance Period: 2015 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $117.0 million

•	EBITDA Goal: $ 10.0 million

5.	Allocation of Target Award to Goals

•	25% or $24,072.74 based on Company Revenue Goal

•	75% or $72,218.21 based on EBITDA Goal

6.	Thresholds

•	Revenue > $107M for the Company Revenue Goal (“Revenue Goal Threshold”)

•	EBITDA > $7.0M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

•	Payments under this Participation Letter shall not exceed an amount equal to 225% of the Target Award amount. No bonus will be paid for amounts above this cap.

7.	MBO

Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced by 25%, if, prior to December 31, 2015, Aspen Aerogels, Inc. or an affiliate thereof has not consummated a Board approved acquisition (or other reasonably appropriate control) of a site for Plant 2. Board approval of the site acquisition would imply that management has developed a comprehensive plan for (i) financing all or substantially all of the acquisition and construction costs for Plant 2 which management and the Board believes has a reasonable chance of being consummated on a timely basis, and (ii) the supply of essential raw materials and utilities for the operation of Plant 2.

8.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal: $2,407.27 per $1M

EBTIDA Goal: $24,072.74 per $1M

9.	Examples

•	Revenue of $103M and EBITDA of $6.5M, MBO Goal Achieved:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $120M and EBITDA of $11.0M, MBO Goal Achieved:

Revenue exceeds Target by $3.0M

Payout of Target Award plus 3.0 * $2,407.27

= $24,072.74 + $7,221.82

= $31,294.56

EBITDA exceeds Target by $ 1.0M

Payout of Target Award plus 1.0 * $24,072.74

= $72,218.21 + $24,072.74

= $96,290.95

Total Payout:

(Revenue Payout + EBITDA Payout) * MBO Factor

= ($31,294.56 + $96,290.95) * 100%

= $127,585.51

•	Revenue of $112.320M and EBITDA of $7.5M, MBO Goal Not Achieved:

Revenue exceeds Threshold by $5.32M

Payout of Target Award * $5.32M/($117.0M-$107.0M)

= $24,072.74 * 0.532

= $12,806.70

EBITDA exceeds Threshold by $0.5M

Payout of Target Award * $0.5M/($10.0M-$7.0M)

=$72,218.21 * 0.16667

= $12,036.61

Total Payout:

(Revenue Payout + EBITDA Payout) * MBO Factor

= ($12,806.70 + $12,036.61) * .75

= $18,632.48

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2015.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ John Fairbanks	Dated: 2-13-2015

2015 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name: Jeffrey Ball	Date: February 12, 2015 (revised 12/31/15)

The outline below describes your participation for the 2015 Fiscal Year in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”). This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you. References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined the Plan.

1.	Designation: Corporate Participant

2.	Target Award: 35% of base salary or $105,000

3.	Performance Period: 2015 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $117.0 million

•	EBITDA Goal: $ 10.0 million

5.	Allocation of Target Award to Goals

•	25% or $26,250.00 based on Company Revenue Goal

•	75% or $78,750.00 based on EBITDA Goal

6.	Thresholds

•	Revenue > $107M for the Company Revenue Goal (“Revenue Goal Threshold”)

•	EBITDA > $7.0M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

•	Payments under this Participation Letter shall not exceed an amount equal to 225% of the Target Award amount. No bonus will be paid for amounts above this cap.

7.	MBO

•

Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced by 25%, if, prior to December 31, 2015, Aspen Aerogels, Inc. or an affiliate thereof has not consummated a Board approved acquisition (or other reasonably appropriate control) of a site for Plant 2. Board approval of the site acquisition would imply that management has developed a comprehensive plan for (i) financing all or substantially all of the acquisition and construction costs for Plant 2 which management and the Board believes has a reasonable chance of being consummated on a timely basis, and (ii) the supply of essential raw materials and utilities for the operation of Plant 2.

8.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $2,625.00 per $1M

EBTIDA Goal:                    $26,250.00 per $1M

9.	Examples

•	Revenue of $103M and EBITDA of $6.5M, MBO Goal Achieved:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $120M and EBITDA of $11.0M, MBO Goal Achieved:

Revenue exceeds Target by $3.0M

Payout of Target Award plus 3.0 * $2,625.00

= $26,250.00 + $7,875.00

= $34,125.00

EBITDA exceeds Target by $ 1.0M

Payout of Target Award plus 1.0 * $26,250.00

= $78,750.00 + $26,250.00

= $105,000.00

Total Payout:

(Revenue Payout + EBITDA Payout) * MBO Factor

= ($34,125.00 + $105,000.00) * 100%

= $139,125.00

•	Revenue of $112.320M and EBITDA of $7.5M, MBO Goal Not Achieved:

Revenue exceeds Threshold by $5.32M

Payout of Target Award * $5.32M/($117.0M-$107.0M)

= $26,250.00 * 0.532

= $13,965.00

EBITDA exceeds Threshold by $0.5M

Payout of Target Award * $0.5M/($10.0M-$7.0M)

=$78,750.00 * 0.16667

= $13,125.26

Total Payout:

(Revenue Payout + EBITDA Payout) * MBO Factor

= ($13,965.00 + $13,125.26) * .75

= $20,317.69

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2015.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ Jeffrey Ball	Dated: 12/31/2015

2015 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name: George Gould	Date: February 12, 2015

The outline below describes your participation for the 2015 Fiscal Year in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”). This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you. References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined the Plan.

1.	Designation: Corporate Participant

2.	Target Award: 35% of base salary or $83,275.50

3.	Performance Period: 2015 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $117.0 million

•	EBITDA Goal: $ 10.0 million

5.	Allocation of Target Award to Goals

•	25% or $20,818.88 based on Company Revenue Goal

•	75% or $62,456.63 based on EBITDA Goal

6.	Thresholds

•	Revenue > $107M for the Company Revenue Goal (“Revenue Goal Threshold”)

•	EBITDA > $7.0M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

•	Payments under this Participation Letter shall not exceed an amount equal to 225% of the Target Award amount. No bonus will be paid for amounts above this cap.

7.	MBO

Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced by 25%, if, prior to December 31, 2015, Aspen Aerogels, Inc. or an affiliate thereof has not consummated a Board approved acquisition (or other reasonably appropriate control) of a site for Plant 2. Board approval of the site acquisition would imply that management has developed a comprehensive plan for (i) financing all or substantially all of the acquisition and construction costs for Plant 2 which management and the Board believes has a reasonable chance of being consummated on a timely basis, and (ii) the supply of essential raw materials and utilities for the operation of Plant 2.

8.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $2,081.89 per $1M

EBTIDA Goal:                    $20,818.88 per $1M

9.	Examples

•	Revenue of $103M and EBITDA of $6.5M, MBO Goal Achieved:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $120M and EBITDA of $11.0M, MBO Goal Achieved:

Revenue exceeds Target by $3.0M

Payout of Target Award plus 3.0 * $2,081.89

= $20,818.88 + $6,245.66

= $27,064.54

EBITDA exceeds Target by $ 1.0M

Payout of Target Award plus 1.0 * $20,818.88

= $62,456.63 + $20,818.88

= $83,275.50

Total Payout:

(Revenue Payout + EBITDA Payout) * MBO Factor

= ($27,064.54 + $83,275.50) * 100%

= $110,340.04

•	Revenue of $112.320M and EBITDA of $7.5M, MBO Goal Not Achieved:

Revenue exceeds Threshold by $5.32M

Payout of Target Award * $5.32M/($117.0M-$107.0M)

= $20,818.88 * 0.532

= $11,075.64

EBITDA exceeds Threshold by $0.5M

Payout of Target Award * $0.5M/($10.0M-$7.0M)

=$62,456.63 * 0.16667

= $10,409.65

Total Payout:

(Revenue Payout + EBITDA Payout) * MBO Factor

= ($11,075.64 + $10,409.65) * .75

= $16,113.97

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2015.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ George Gould	Dated: 4-26-2015

2015 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name: Kevin Schmidt	Date: February 12, 2015

The outline below describes your participation for the 2015 Fiscal Year in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”). This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you. References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined the Plan.

1.	Designation: Corporate Participant

2.	Target Award: 35% of base salary or $101,465.70

3.	Performance Period: 2015 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $117.0 million

•	EBITDA Goal: $ 10.0 million

5.	Allocation of Target Award to Goals

•	25% or $25,366.43 based on Company Revenue Goal

•	75% or $76,099.28 based on EBITDA Goal

6.	Thresholds

•	Revenue > $107M for the Company Revenue Goal (“Revenue Goal Threshold”)

•	EBITDA > $7.0M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

•	Payments under this Participation Letter shall not exceed an amount equal to 225% of the Target Award amount. No bonus will be paid for amounts above this cap.

7.	MBO

Except as determined by the Board, the bonus amount otherwise payable under this Participation Letter shall be reduced by 25%, if, prior to December 31, 2015, Aspen Aerogels, Inc. or an affiliate thereof has not consummated a Board approved acquisition (or other reasonably appropriate control) of a site for Plant 2. Board approval of the site acquisition would imply that management has developed a comprehensive plan for (i) financing all or substantially all of the acquisition and construction costs for Plant 2 which management and the Board believes has a reasonable chance of being consummated on a timely basis, and (ii) the supply of essential raw materials and utilities for the operation of Plant 2.

8.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $2,536.64 per $1M

EBTIDA Goal:                    $25,366.43 per $1M

9.	Examples

•	Revenue of $103M and EBITDA of $6.5M, MBO Goal Achieved:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $120M and EBITDA of $11.0M, MBO Goal Achieved:

Revenue exceeds Target by $3.0M

Payout of Target Award plus 3.0 * $2,536.64

= $25,366.43 + $7,609.93

= $32,976.35

EBITDA exceeds Target by $ 1.0M

Payout of Target Award plus 1.0 * $25,366.43

= $76,099.28 + $25,366.43

= $101,465.70

Total Payout:

(Revenue Payout + EBITDA Payout) * MBO Factor

= ($32,976.35 + $101,465.70) * 100%

= $134,442.05

•	Revenue of $112.320M and EBITDA of $7.5M, MBO Goal Not Achieved:

Revenue exceeds Threshold by $5.32M

Payout of Target Award * $5.32M/($117.0M-$107.0M)

= $25,366.43 * 0.532

= $13,494.94

EBITDA exceeds Threshold by $0.5M

Payout of Target Award * $0.5M/($10.0M-$7.0M)

=$76,099.28 * 0.16667

= $12,683.47

Total Payout:

(Revenue Payout + EBITDA Payout) * MBO Factor

= ($13,494.94 + $12,683.47) * .75

= $19,633.81

All amounts shown are based on current base salary. However, actual bonus will be calculated and paid based on actual base salary in effect at December 31, 2015.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ Kevin Schmidt	Dated: 4-24-2015

2015 Participation Letter

Corporate Personnel

Aspen Aerogels, Inc. Bonus Plan

Name: Kelley Conte	Date: September 8, 2015

The outline below describes your participation for the 2015 Fiscal Year in the Aspen Aerogels, Inc. Bonus Plan (the “Plan”). This Participation Letter is subject to the terms and conditions of the Plan, a copy of which has been provided to you. References to “EBITDA” in this Participation Letter shall be deemed to refer to “Adjusted EBITDA” as such term is used in and defined the Plan.

1.	Designation: Corporate Participant

2.	Target Award: 35% of base salary or $77,000 (prorated based on date of hire)

3.	Performance Period: 2015 Fiscal Year

4.	Performance Metrics

•	Company Revenue Goal: $117.0 million

•	EBITDA Goal: $ 10.0 million

5.	Allocation of Target Award to Goals

•	25% or $19,250.00 based on Company Revenue Goal
•	75% or $57,750.00 based on EBITDA Goal

6.	Thresholds

•	Revenue > $107M for the Company Revenue Goal (“Revenue Goal Threshold”)

•	EBITDA > $7.0M for the EBITDA Goal (“EBITDA Goal Threshold”)

•	If the Revenue or EBITDA Threshold is achieved, you will earn a bonus equal to a pro rata portion of such goal’s target award based on a straight line interpolation between the applicable threshold and related goal.

•	THERE WILL BE NO PAYOUT UNDER EITHER GOAL UNLESS EBITDA GOAL THRESHOLD IS ACHIEVED.

7.	Payouts above Threshold

•	You will earn a bonus for actual Company Revenue and EBITDA above Threshold equal to:

Company Revenue Goal:    $ 1,925.00 per $1M

EBTIDA Goal:                    $19,250.00 per $1M

8.	Examples (based on full year participation)

•	Revenue of $103M and EBITDA of $6.5M:

No payout under either goal as EBITDA Goal Threshold not achieved.

•	Revenue of $120M and EBITDA of $11.0M:

Revenue exceeds Target by $3.0M

Payout of Target Award plus 3.0 * $1,925.00

= $19,250.00 + $5,775.00

= $25,025

EBITDA exceeds Target by $ 1.0M

Payout of Target Award plus 1.0 * $11,272.06

= $57,500.00 + $19,250.00

= $76,750

Total Payout:

Revenue Payout + EBITDA Payout

= $25,025.00 + $76,750.00

= $101,775.00

•	Revenue of $112.320M and EBITDA of $7.5M:

Revenue exceeds Threshold by $5.32M

Payout of Target Award * $5.32/($117.0M - $107.0M)

= $19,250.00 * 0.532

= $10,241.00

EBITDA exceeds Threshold by $.5M

Payout of Target Award * $0.5M/($10.0M - $7.0M)

= $57,500.00 * 0.16667

= $9,583.52

Total Payout:

Revenue Payout + EBITDA Payout

= $10,241.00 + $9,583.52

= $19,824.52

All amounts shown are based on current base salary and examples are based on full year participation – all payouts are prorated, based on date of hire. The bonus will be calculated and paid based on actual base salary in effect at December 31, 2015.

Accepted: I hereby accept my designation as a Participant in the Plan. I agree to keep the terms and conditions of my participation in the Plan confidential and not to divulge such terms and conditions.

Signature:	/s/ Kelley Conte	Dated: 9-8-2015